SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:


|_| Preliminary proxy statement

|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

|X| Definitive proxy statement

|_|  Definitive additional materials

|_|  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                KIDS STUFF, INC.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.

(3)      Filing Party:

(4)      Date Filed:

                                KIDS STUFF, INC.
                            7835 Freedom Avenue, N.W.
                            North Canton, Ohio 44720
                                 (330) 492-8090

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                     BE HELD ON JULY 17, 2000, AT 11:00 P.M.

To the Shareholders of Kids Stuff, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Kids Stuff, Inc., a Delaware corporation (the "Company" or "Kids Stuff"), will be held at the executive offices of Kids Stuff, Inc., 7835 Freedom Avenue, N.W., North Canton, Ohio 44720, on July 17, 2000 at the hour of 11:00 A.M. local time for the following purposes:

     (1) To elect five Directors of the Company for the coming year; and

     (2) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on June 2, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                              By Order of the Board of Directors

                                                    William L. Miller, Secretary

June 5, 2000

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Kids Stuff, Inc. ("Kids Stuff" or "the Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes as Appendix A, the Company's Annual Report on Form 10-KSB/A for its year ended December 31, 1999, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about June 5, 2000.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is June 2, 2000. On that date, there were issued and outstanding 3,625,042 shares of Common Stock, par value $.001 per share, 460,000 shares of voting Series 1 Preferred Stock and 5,000,000 shares of Voting Series A Preferred Stock. The Series 1 Preferred Stock and Series A Preferred Stock have the same voting rights as the Common Stock at the Company's upcoming meeting and are collectively with the Common Stock hereinafter referred to as the "Voting Stock." The presence, in person or by proxy, of the holders of a majority of the outstanding Voting Stock entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In proposal No. 1, directors will be elected by a plurality of the votes of the Voting Stock cast at the Meeting. All other proposals that may come before the meeting will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of July 17, 2000 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005, Attention: Proxy Department, or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given. As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote your Voting Stock in favor of the nominees named to the Board of Directors. Directors will be elected by a plurality of the votes of the Voting Stock cast at the Meeting.

         Five directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the five persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All of the nominees namely are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company. The names, ages and principal occupations of the Company's present directors, and the date on which their term of office commenced and expires, are as follows:

                                                                   First
                                               Term of             Became                 Principal
Name                             Age           Office              Director               Occupation
----                             ---           --------            --------             ------------
William L. Miller                 63             (1)                 1996               Chairman of the
                                                                                        Board, Chief
                                                                                        Executive Officer
                                                                                        and Principal
                                                                                        Financial Officer of
                                                                                        the Company

Jeanne E. Miller                  52             (1)                 1996               President of the
                                                                                        Company

Clark D. Swisher                  48             (1)                 1996               Senior VicePresident
                                                                                        of the   Employee
                                                                                        Benefits Division of the
                                                                                        Leonard-McCormick
                                                                                        Agency

Alfred M. Schmidt                 66            (1)                  1998               President of Schmidt
                                                                                        Group International,
                                                                                        Inc.

Debra Gibbs                       46            (1)                  1999               Attorney

-------------

     (1) Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

         William L. Miller is Chairman of the Board, Chief Executive Officer, Principal Financial Officer, Treasurer and Secretary of the Company. Jeanne E. Miller is President of the Company. Mr. and Mrs. Miller are married. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Subject to their contract rights to compensation, if any, officers may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time. The biographies and other information of the Company's executive officers and directors are included in Item 9 of the Company's Form 10-KSB/A annexed hereto as Appendix A and are incorporated herein by reference.

         During fiscal 1999, the Board of Directors held three meetings. The Company's last annual meeting of shareholders was held on July 16, 1999. Of the shares of Common Stock, Series A Preferred Stock and Series I Preferred Stock eligible to vote at such meeting, 8,816,393 shares were present in person or proxy. At such meeting, William L. Miller, Jeanne E. Miller, Clark D. Swisher and Alfred M. Schmidt were elected directors by an affirmative vote of 8,810,792 shares present at the meeting with 5,600 shares in opposition.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. To Management's knowledge, no officer, director or person owning more than 10% of the Company's Common Stock filed any reports late during its fiscal year ended December 31, 1999, except William L. Miller, Jeanne E. Miller and Duncan Hill filed a combined Form 4 late for ther month of October 1999.

Executive Compensation/Security Ownership of Management and Others/Certain Transactions

         Incorporated by reference is the contents of Items 10, 11 and 12 of Kids Stuff's Form 10-KSB/A for its year ended December 31, 1999, a copy of which is annexed to this Proxy Statement as Appendix A.

                                    AUDITORS

         The principal accountant who has been selected by the Company for the current fiscal year is Hausser & Taylor LLP who served as the Company's independent public accountant for its fiscal year ended December 31, 1999. It is expected that a representative of Hausser & Taylor LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                           COMMISSION'S FORM 10-KSB/A

     THE COMPANY'S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 1999 ON FORM 10-KSB/A INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT AND THE EXHIBITS ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING KIDS STUFF, ATTENTION SHAREHOLDER RELATIONS, 7835 FREEDOM AVENUE, N.W., NORTH CANTON, OHIO 44720.

Stockholders Proposals for the Next Annual Meeting

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible no later than March 1, 2001.

                                                                KIDS STUFF, INC.

                                                    William L. Miller, Secretary

PROXY

                        KIDS STUFF, INC. - ANNUAL MEETING
                    To be held on July 17, 2000 at 11:00 A.M.
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of Kids Stuff, Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 5, 2000 and hereby constitutes and appoints William Miller and Jeanne Miller or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 7835 Freedom Avenue, North Canton, Ohio 44720, on July 17, 2000 at 11:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.       The election of the five directors nominated by the Board of Directors.

         FOR all nominees listed below (except                                  WITHHOLD AUTHORITY to vote
         as indicated below), please check here                o                for all nominees listed below,
                                                                                please check here                       o

William L. Miller     Jeanne E. Miller     Clark D. Swisher     Alfred M. Schmidt, Jr.   Debra P. Gibbs

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)

               --------------------------------------------------


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposal No. 1. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the five named individuals as directors.

Dated __________________________________2000

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.